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                                                                     Exhibit 4.1

    [Specimen certificate for Common Stock of Huttig Building Products, Inc.]

                                     [Front]

                                                                Common Stock
                         [Huttig Building Products Logo]        Par Value $0.01


Number                                                              Shares
------                                                              ------

      This Certificate is Transferable
      in New York, NY and Ridgefield Park, NJ

                         HUTTIG BUILDING PRODUCTS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                  CUSIP 448451  10  4
                                           See reverse for certain definitions.
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THIS CERTIFIES THAT

IS THE OWNER OF
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           FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

HUTTIG BUILDING PRODUCTS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation's Restated Certificate of Incorporation and By-laws, both as amended, to all of which each holder by acceptance hereof assents. This Certificate is not valid until countersigned by the transfer agent and registered by the registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.


Dated:

COUNTERSIGNED AND REGISTERED:
ChaseMellon Shareholder Services, L.L.C.

          BY:                                            [Signature to Come]
             TRANSFER AGENT                              PRESIDENT
             AND REGISTRAR


                         [HUTTIG BUILDING PRODUCTS SEAL]


             AUTHORIZED SIGNATURE                        [Signature to Come]
                                                         SECRETARY



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                                     [Back]

                         HUTTIG BUILDING PRODUCTS, INC.

         THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - -    as tenants in common
          TEN ENT - -    as tenants by the entireties
          JT TEN  - -    as joint tenants with right of
                         survivorship and not as
                         tenants in common

UNIF GIFT MIN ACT - -            Custodian
                         --------         --------
                         (Cust.)          (Minor)

                         Under Uniform Gifts to Minors
                         Act
                            ----------------------
                                    (State)

     Additional abbreviations may also be used though not in the above list.

For value received,                     hereby sell, assign and transfer unto
                    -------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

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_________________________________________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      -----------------------------

                           ----------------------------------------------------
              NOTICE:      THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                           WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHARGE WHATEVER.

 SIGNATURE(S) GUARANTEED:  ----------------------------------------------------
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

This certificate also evidences and entitles the holder hereof to certain rights set forth in a Rights Agreement between Huttig Building Products (the
"Corporation") and ChaseMellon Shareholder Services, L.L.C., dated [          ]
(the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights
Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the
Rights Agreement, Rights issued to any Person who becomes an Acquiring Person
(as defined in the Rights Agreement) may become null and void.
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-----------------------------------    --------------------------------------------------
    AMERICAN BANK NOTE COMPANY         PRODUCTION COORDINATOR: BELINDA BECK: 215-830-2198
        680 BLAIR MILL ROAD                         PROOF OF OCTOBER 14, 1999
         HORSHAM, PA 19044                       HUTTIG BUILDING PRODUCTS, INC.
          (215) 657-3480                                    H 63316bk
SALES: LETICIA TOGLIA: 212-583-5700                      OPERATOR: JW/HJ
      NEW ZIP 9/HUTTIG 63316                                  REV 1
-----------------------------------    --------------------------------------------------
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